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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 25, 2006
                                                           ------------

                               SHELRON GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 0-31176           04-2968425
----------------------------      ------------    -------------------
(State or Other Jurisdiction      (Commission       (IRS Employer
      of Incorporation)           File Number)    Identification No.)


                       29 Broadway
                    New York, New York                  10006
         (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 836-4041
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      On May 25, 2006, Shelron Group Inc. (the "Company"), received a letter of resignation dated the same date from its principal independent auditors, Goldstein Golub and Kessler LLP ("GGK"), which stated that the client-auditor relationship between the Company and GGK ceased. Upon further inquiry, the Company was advised by GGK that its resignation was effective on May 25, 2006. Subsequent to the Company's filing on May 22, 2006, of its Annual Report on Form 10-KSB for the year ended December 31, 2005 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, the Board of Directors of the Company received GGK's resignation letter and accepted GGK's resignation effective immediately on May 25, 2006.

      GGK's report on the Company's financial statements for the two most recent fiscal years through the date of GGK's resignation, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that GGK's report for the two most recent fiscal years contained a "going concern" qualification. During the two most recent fiscal years through the date of GGK's resignation, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such periods. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred during the two most recent fiscal years through the date of GGK's resignation.

      The Company has provided GGK with a copy of the foregoing disclosures, and GGK has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      Exhibit Number    Description
      --------------    -----------

      16.1              Letter of GGK, dated June 13, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SHELRON GROUP, INC.

Date:  June 14, 2006                                 By:    /s/ Eliron Yaron
                                                            -------------------
                                                            Name:  Eliron Yaron
                                                            Title: Chairman

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

16.1              Letter of GGK, dated June 13, 2006.